Exhibit 99.1
x Investor Presentation November 2025 Exhibit 99.1

x 2 Disclaimer This presentation has been prepared by Solana Company (the “Company”) solely for information purposes. The information contained in this presentation has been prepared solely to assist interested parties in making their own evaluation with respect to the proposed transaction involving the Company and for no other purpose. Each reader and each prospective investor is strongly encouraged to conduct their own independent investigation and verification of the information, opinions, and financial projections contained herein. This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a “prospectus” within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”). This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. No securities of the Company may be offered or sold in the United States without registration with the United States Securities and Exchange Commission (the “SEC”) or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder. The information in this presentation is strictly confidential. The recipient of this presentation shall keep this presentation and its contents confidential, shall not use this presentation and its contents for any purpose other than as expressly authorized by the Company and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. By accepting delivery of this presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein. By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation. This presentation speaks as of the date hereof. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date. This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements refer to many things, including and not limited to, the participation of certain individuals, the future value of any digital asset and/or another cryptocurrency, the amount of the private placement, the ability to secure capital to execute the transaction, the managing of a sophisticated cryptocurrency treasury strategy, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward looking statements. There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, and vendors of the Company, and other risks. Historical facts are presented without intent to persuade. These statements can be recognized by the use of words such as “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “plan,” “seek”, “will,” “look,” “future,” “assume,” “continue,” or the negative of such terms or other variations thereof, or words of similar substance or meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward-looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward-looking statements to reflect future events or circumstances. All trademarks, service marks, and trade names of any party of their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein agree the trademark and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names. The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Exchange Act and the rules and regulations promulgated thereunder and that the Recipient will neither use, nor cause any third party to use, this presentation or any information contained within in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. The securities that are to be issued by the Company have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed on the merits of the proposed offering of securities or the adequacy or accuracy of this presentation. Actual results may vary greatly from any assumptions or models built in reliance on this document. Results may vary due to market conditions, unforeseen circumstances, competition, a reduction in the demand for such a private placement, an unforeseen change in how regulators in the USA categorize SOL. The transaction contemplated herein is subject to a multitude of risks, uncertainties, and changes. Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of SOL, the ongoing security of the Solana ecosystem, technical and custodial risks, our ability to execute on any of the contemplated transactions subject to SEC compliance and Nasdaq related rules, and other risks of loss. Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind. Recipients should seek advice from their own advisors as to these matters. For a description of the risks relating to an investment in the Company in connection with the offering, we refer you to “Risk Factors” in the Appendix to this presentation and risk factors discussed in documents that the Company has filed, or will file, with the SEC. No representation, warranty, or understanding, express or implied, is made by any of the above parties regarding this presentation and no reliance should be placed on it in connection with any investment decision. All communications outside of final transaction executed documents should not be relied on and participation in the transaction disclaims previous communications.

3

SOLANA
Internet Capital *Markets*

Solana is fast, cheap and accessible

- 912 transactions per second with <400ms block time and consistent uptime
- <$0.01 fees per transaction that enables high volume activities
- Accessible by anyone with a smart phone or internet connection

Solana is the most widely adopted blockchain

- 7,500+ new developers onboarded in 2024, more than any other blockchain[1]
- 2.3mm average daily active wallets with 23bn+ transactions YTD

Solana is a financially productive asset with asymmetric upside

- 7% native staking yield with deflationary fee burning mechanism
- $2bn annualized free cash flow (1H25 annualized)
- 5% of BTC market cap and 23% of ETH market cap

Financial institutions are using Solana

- Tokenized Fund by BlackRock, Apollo, Franklin Templeton and more
- Payment rails adoption by PayPal and Stripe

1. Source: Developer Report by Electric Capital as of December 12, 2024

PANTERA × SUMMER CAPITAL

x 0% 20% 40% 60% 80% 100% Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 SOL Relative Share of Real Economic Value Solana Ethereum 4 Solana is the Leading Blockchain Platform Source: Artemis, Blockworks, DeFiLlama, ElectricCapital & CoinMarketCap; Data as of or for the month of September 30, 2025 912 TRANSACTIONS PER SECOND ~$0.001 MEDIAN FEE PER TRANSACTION 78,767,865 AVERAGE DAILY TRANSACTIONS 0 20 40 60 80 100 120 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 Solana Average Daily Transactions (in mn) 0 1 2 3 4 5 6 Jan-24 Apr-24 Jul-24 Oct-24 Jan-25 Apr-25 Jul-25 Solana Daily Active Users (in mn) 0 2,000 4,000 6,000 2020 2021 2022 2023 2024 2025 Monthly Active Developers 3,000+ NEW DEVELOPERS SINCE 2024 Most used L1: Solana leads in new developers, daily transactions (78mm+), and active users, compounding adoption across the ecosystem. Highest revenue ecosystem: With the highest L1 protocol and app revenue, Solana is capturing the largest share of real economic value.

x $0 $50 $100 $150 $200 $250 $300 $350 Jul-22 Dec-22 May-23 Oct-23 Mar-24 Aug-24 Jan-25 Jun-25 (billions) Solana vs. Ethereum DEX Volumes1 Ethereum Solana Decentralized Finance Solana is #1 blockchain in DEX volumes Solana is the #1 chain used for asset issuance 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Jul-22 Dec-22 May-23 Oct-23 Mar-24 Aug-24 Jan-25 Jun-25 Solana Asset Issuance Market Share2 Solana BNB Other Base 1. Source: Artemis as of September 30, 2025 2. Source: Dune Analytics as of September 30, 2025 5

x $0 $10 $20 $30 $40 $50 $60 $70 Jul-22 Nov-22 Mar-23 Jul-23 Nov-23 Mar-24 Jul-24 Nov-24 Mar-25 Jul-25 $0 $2 $4 $6 $8 $10 $12 $14 $16 Jul-22 Nov-22 Mar-23 Jul-23 Nov-23 Mar-24 Jul-24 Nov-24 Mar-25 Jul-25 (billions) Stablecoins PayPal launched PYUSD stablecoin on Solana to enable value transfer between crypto wallets and the PayPal ecosystems  Stripe enables merchants to accept stablecoin payment through Solana, and offers fiat-to-crypto on-ramp services  Solana Stablecoin Transaction Volume Solana Stablecoin Supply Global Platforms Choose Solana POA (PROOF-OF-ADOPTION) Source: Allium as of September 30, 2025 Source: Blockworks Research as of September 30, 2025 (billions) 6

7

Solana Use Cases Are Gaining Traction

Real World Asset Tokenization

$500mm of real world assets (RWA) tokenized, making Solana one of the fastest growing blockchains for RWA issuance [1]

BlackRock and Franklin Templeton launched tokenized MMFs on Solana

1. RWA.xyz (August 31, 2025)

Supported By:

BlackRock. stripe fiserv.

FRANKLIN TEMPLETON PayPal

DePIN

Decentralized Physical Infrastructure Networks (DePIN)

Helium, Hivemapper, Geodnet and other DePIN networks leverage Solana's high throughput and low fees to coordinate physical infrastructure at global scale. Solana leads with 58% share of DePIN token market cap.[2]

2. Based on DePINscan data as of 10/12, adjusted to include Geodnet and Render under Solana and exclude IOTX from IoTeX

Protocol:	hivemapper Decentralized Mapping	GEODNET Decentralized RTK	helium Decentralized Cellular
Customers:	lyft, mapbox, tomtom, Trimble	DEEP SAND TECH, QUECTEL, USDA United States Department of Agriculture	Telefónica, AT&T

PANTERA x SUMMER CAPITAL

x Institutional Capital Flows Are Just Getting Started Market Participation & Integration Ecosystem Visibility & Institutional Access 43 Bitcoin ETFs 165 Public Companies Holding 21 Ethereum ETFs 16 Public Companies Holding 11 Solana ETFs Pending 5 Public Companies Holding SOL ETFs launched in the US and HK in late October 2025, which will broaden distribution and increase capital flows Less than 1% of SOL is currently held by institutions, compared to 7% for ETH and 16% for BTC SOL ETFs Launched Institutions are under-allocated to Solana 8

9

Debunking the Bear Case

Common Misconceptions

1

Myth

Solana only has Memecoins

Reality

Solana underpins global payments for companies including Visa and Worldpay.

It's leading DeFi innovation, with protocols like Jito and MarginFI redefining liquidity and yield.

2

Myth

Still in Beta

Reality

Solana has processed more than 87 billion transactions since launching in 2020.

BlackRock and Franklin Templeton are leveraging Solana to tokenize RWAs, transforming how capital markets operate.

3

Myth

Centralized Network

Reality

With over 900 validators and 6,283 nodes operating in 46 countries, Solana runs on a truly global network.

No single validator holds more than 3.4% control of the stake.

4

Myth

Network Outages

Reality

Since the last outage in 2024, Solana has supported many billions of annual transactions without interruption.

The chain has demonstrated enterprise-level uptime, powering payments, DeFi, and RWAs without disruption.

PANTERA × SUMMER CAPITAL

x Solana can be analyzed like a tech stock 2021 2022 2023 2024 2025 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 1H25 Daily Active Users 0.3 0.8 0.8 0.6 0.6 1.1 0.7 0.4 0.3 0.3 0.2 0.7 1.2 1.6 3.8 5.9 4.2 4.8 4.8 % Y/Y 85% 41% -12% -39% -50% -76% -72% 82% 351% 511% 1801% 768% 242% 202% 202% Transactions 3,107 1,505 2,070 5,347 4,508 2,953 4,119 2,809 3,309 3,010 2,275 3,747 6,327 6,380 5,700 7,500 8,578 8,948 17,526 % Y/Y 45% 96% 99% -47% -27% 2% -45% 33% 91% 112% 151% 100% 36% 40% 38% Average Fee $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.00 $0.02 $0.04 $0.03 $0.11 $0.10 $0.03 $0.06 Revenue $0.3 $1.3 $5.6 $20.9 $11.6 $6.5 $4.9 $3.5 $3.8 $3.5 $4.2 $17.5 $127.6 $263.6 $195.8 $825.8 $819.1 $271.8 $1,090.9 % Y/Y 3381% 408% -13% -83% -68% -46% -14% 403% 3286% 7462% 4600% 4612% 542% 3% 179% Validator Expenses $1.3 $7.2 $16.5 $41.9 $20.4 $11.8 $6.8 $4.8 $4.3 $4.4 $5.1 $12.2 $31.1 $38.9 $36.2 $63.8 $61.6 $38.1 $99.7 Free Cash Flow -$1.0 -$6.0 -$10.9 -$21.0 -$8.8 -$5.4 -$1.9 -$1.3 -$0.6 -$1.0 -$0.9 $5.4 $96.6 $224.7 $159.6 $762.0 $757.4 $233.7 $991.1 % Y/Y 798% -10% -82% -94% -93% -82% -54% N/M N/M N/M N/M 14141% 684% 4% 208% Source: Artemis, Blockworks Research 10

x Global Payments TAM ($bn) $240,000 x Monetization % 0.2% Revenue TAM ($bn) $480 x Penetration % 10% SOL Revenue Potential ($bn) $48 Multiple 40x SOL Valuation ($bn) $1,920 (1) Run-rate free cash flow defined as 2Q25 annualized “Real Economic Value”, as measured by Blockworks $- $500 $1,000 $1,500 $2,000 $2,500 Solana Ethereum Bitcoin Market Cap Comparison (in $bn) ~4x ~20x Upside Potential Valuation & Potential Upside We believe the valuation is attractive from multiple vantage points • Relative to growth: ~70x run-rate free cash flow(1), which grew 120%+ Y/Y implies 0.6x PEG (compares to S&P 500 ~3.0x PEG) • Relative to peers: 5% of BTC and 23% of ETH despite more users and transactions, faster growth, and stronger profitability Upside is compelling • Solana has the potential to be the settlement layer for all transactions, starting with global payments ($210tn GPV) • Solana’s throughput is higher than what is handled by our existing financial rails (e.g. Visa, Mastercard) • 10% penetration of global payments would imply >15x upside Potential Solana Network Value A financially productive network delivering ~$1.8bn in annualized real economic value and 7% staking yield 11

x Why DATs? 12

x Raised YTD For DATs Total DAT Market Capitalization Digital Asset Treasury Companies What are they? • Digital Asset Treasury companies (DATs) are public companies whose primary strategy is to accumulate digital assets on their balance sheet; DATs do so through a combination of capital markets activities and yield generation • Strategy (ticker MSTR, formerly known as Microstrategy), was the first company to pursue this strategy using Bitcoin and is now a $90bn market cap company What do DATs provide investors? • DATs provide exposure to the underlying token combined with the additional optionality and advantages of an actively managed corporate wrapper • DATs are public equities that are accessible via retail brokerage accounts, rather than needing to open a crypto exchange account or go on-chain • As a result, DATs can produce returns that exceed that of the underlying token and can be easier to access for a wide swath of investors Industry Overview Spanning Across The Globe United States Japan UK France Canada Including: How Big is the Market?1 1. Figures as of September 26, 2025 13

x Over just five years, digital assets have expanded from niche Bitcoin reserves into next-generation institutional treasuries in Ethereum & Solana Figures as of September 26, 2025 Timeline: Key Events Digital Asset Treasuries MSTR purchased its first BTC; the stock has returned over 2,100% since the pivot New Generation SOL DATs including STSS, FORD, BREA and Pantera-sponsored HSDT launched August 2020 August/September 2025 Metaplanet announced its pivot to BTC treasury strategy; the stock has returned over 1,300% since the pivot April 2024 DAT trend commenced in the US; Pantera was an anchor investor in the launch of first generation DATs, including SOL DAT DFDV and BTC DAT CEP April 2025 BMNR launched with a strategic anchor investment from Pantera; stock surged over 25x within the first week; Fundstrat’s Tom Lee serves as Chairman June 2025 14

15

DAT Investment Thesis

Digital Asset Treasury companies can grow underlying Units/Share, resulting in more token ownership over time as compared to holding spot

How do DATs work?

DATs seek to grow their balance sheet in an accretive way to increase units per share, primarily using the following tools:

- Issue stock at a premium when trading volume is robust with investor interest
- Issue convertible debt, preferred and other equity-linked securities, effectively selling call options, or monetizing high volatility
- Acquiring other DATs that are trading below 1.0x mNAV
- Generate staking rewards, DeFi yield, and other operating income

Business model is analogous to that of balance-sheet based financial companies, including banks, insurance companies and REITs

Illustrative Example

Why buying MSTR at 2.0x mNAV may make sense vs buying spot

- Buying MSTR at 2.0x mNAV means buying 0.5 BTC instead of 1.0 BTC via spot
- However, if MSTR can grow BTC-per-share 50%/year for two years, by the end of year two each share of MSTR has 1.1 BTC – more than the 1.0 BTC from simply buying spot
- MSTR has grown BTC-per-share ~75% in 2024 and ~26% YTD, for reference

By growing the balance sheet, it is possible to own more units of Bitcoin by owning MSTR as opposed to buying spot, even if buying MSTR at a premium

PANTERA x

16

Core Engine:
DAT Value Creation Levers

Drivers of Return


Solana-per-Share Growth (SPS)
mNAV Expansion
Token Price Increase
Holding Spot
Solana Company

Capital Markets Activity

- Issue stock at a premium
- Monetize volatility through convertible bonds, warrants and other securities
- Accretive Consolidation of other DATs

Income Generation

- Staking – capture inflation, Jito MEV, and validator block rewards
- DeFi yield – provide liquidity and earn yield across leading Solana protocols
- Operating business income

mNAV Expansion

- Higher Growth in Solana-per-Share (SPS) justifies a higher Market Cap / NAV ratio

Solana Price

- Fastest growing blockchain with the highest transaction revenue
- Pending ETF approval is a catalyst to unlock institutional capital
- ~2% of SOL supply is in DATs vs 4% of BTC and 4% of ETH

PANTERA × SUMMER CAPITAL

17

Case Study:
BitMine Immersion Technologies (BMNR)

Transaction Overview

- BitMine Immersion (BMNR) launched in late June; Pantera was a strategic anchor investor
- BMNR has become the largest ETH DAT with 3.2mm ETH acquired
- BMNR has returned ~11x for PIPE investors in 3 months

BMNR Price Growth Contribution


Ether-per-Share
(EPS)
mNAV Expansion
ETH Price
6/30/25
10/19/25

The Playbook:
Three Key Levers To Stock Price Growth

1. Token Per Share Growth – capital markets and income yield
2. Token Price Increase – catalysts for growth and the long-term investment merit of the underlying token
3. mNAV Expansion – higher growth in Tokens Per Share and token price justifies a higher premium to Net Asset Value

There can be no assurance that investments made in the future will have similar characteristics or results.

PANTERA × SUMMER CAPITAL

18

Strategy & Sources of Differentiation

A multi-channel strategy to expand global awareness, deepen liquidity, and enhance token accumulation

Global Marketing

Introduce Solana to TradFi audience through:

- Advocate for Solana within TradFi—bridge public-market investors into the ecosystem.
- Consistent storytelling across major financial media to drive brand awareness.
- Establish sell-side research coverage and global market education (U.S., Asia, Europe), especially in less tapped Asia capital centers including Hong Kong.
- Position HSDT as "The Public Gateway to Solana."

CNBC CoinDesk Bloomberg

Asset Management

- Pantera's DAT leadership: 20+ DAT investments, 150+ evaluated pitches, $400M+ deployed.
- Active accumulation: Market-aware SOL purchases to enhance token-per-share growth.
- Yield generation: Native staking (~7%) + DeFi opportunities to amplify returns.
- Alignment with Solana Foundation: Long-term ecosystem partnership and governance participation.

SOLANA FOUNDATION coinbase BitGo

Capital & Liquidity

- Offer exposure through innovative issuance — equity, options, preferred, convertibles, warrants.
- Deepen liquidity through tokenized stock, ETF inclusion, and multi-market listings outside the US
- Serve as an institutional bridge between crypto-native and equity investors.
- Actively manage balance sheet and capital structure to expand investor base and trading volume.

Nasdaq

PANTERA x SUMMER CAPITAL

x Founder & Chairman Executive Chairman Joseph Chee Director Cosmo Jiang General Partner Advisor Dan Morehead Founder & Managing Partner CEO Dane Andreeff CFO Jeff Mathiesen Solana Company DAT Management Team PoNS Executive Team Solana Company Board & Executive Leadership 19

x Pantera DAT Credentials & Milestones Evaluated Pitches Made Investments Launched Funds Pantera Digital Asset Treasury Funds: DAT Fund I (July Launch) DAT Fund II (Aug Launch) Combined Capital Raised: Our DAT Expertise Led Us Here… ~$400mm Invested in DATs Ahead of HSDT Partnership with the Solana Foundation to establish its collaboration and commit to joint initiatives Featured In: Recent Milestones: Pantera anchored the earliest wave of DATs: DFDV CEP Through early conviction and strategic investments, Pantera laid the groundwork for the emergence of the DAT industry this year. 20

x DATs are helping shape the digital assets industry Long-term permanent capital vehicles Advocating and assisting token ecosystem A “third leg” balancing Foundation and Labs Active Ecosystem Participant (e.g. DeFi, Governance, Incubation) Access to a new investor base Future of DATs 21

DAT Market x Consolidation • We believe we are nearing the end of the “genesis” phase of new DAT launches and are entering the execution and consolidation phase where high quality DAT with quality management teams may consolidate the smaller ones • Over the long term, we expect there to be 2-3 major DATs for each of the large cap assets, with the rest unable to sustain the flywheel and likely to trade at or below 1.0x mNAV • ASST acquisition of SMLR was the first industry example HSDT intends to be a participant in market consolidation 22

x 23 Investors Are Increasing Digital Asset Allocations A broader theme in 2025 has been the embrace of digital assets by traditional equity investors • Coinbase was added to the S&P 500 Index in May 2025 and Robinhood in Sep 2025 • Digital-assets equities like Robinhood and Coinbase have outperformed • Digital-asset IPOs have received a strong reception, including CRCL, BLSH, FIGR and GEMI • DATs have collectively raised over $20bn1 of capital across multiple geographies -50% 0% 50% 100% 150% 200% 250% Jan 25 Feb 25 Mar 25 May 25 Jun 25 Jul 25 Sep 25 Crypto Stock YTD Performance versus S&P500 Index This adoption story remains in the early stages – most investors remain at 0%2, that is the opportunity 1. Source: Pantera Internal Tracking 2. Source: Bank of America Global Fund Manager Survey S&P 500®

x HSDT www.SolanaCompany.co Nasdaq Ticker: Follow us: @Solana_Company 24

x Risk Factors Risks Related to the Company’s Business, SOL Strategy and Holdings The Company’s financial results and the market price of the Company’s shares of common equity may be affected by the prices of SOL. Investing in SOL will expose the Company to certain risks associated with SOL, such as price volatility, limited liquidity and trading volumes, relative anonymity, potential susceptibility to market abuse and manipulation, theft, compliance and internal control failures at exchanges and other risks inherent in its electronic, virtual form and decentralized network. The Company will have broad discretion in how it executes its SOL strategy, including the timing of purchases and sale of SOL and SOL-related products. The Company may not execute its strategy effectively, which could affect its results of operations and cause its stock price to decline. A significant decrease in the market value of the Company’s SOL holdings could adversely affect its ability to satisfy its financial obligations under debt financings. Unrealized fair value gains on its SOL holdings could cause the Company to become subject to the corporate alternative minimum tax under the Inflation Reduction Act of 2022. Future developments regarding the treatment of crypto assets for U.S. and foreign tax purposes could adversely impact the Company’s business. SOL and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty. SOL is a highly volatile asset, and fluctuations in the price of SOL are likely to influence the Company’s financial results and the market price of the Company’s shares of common equity. SOL and other digital assets are novel assets, and are subject to significant legal, commercial, regulatory and technical uncertainty. The availability of spot exchange-traded products (“ETPs”) for other digital assets may adversely affect the market price of its listed securities. The Company’s SOL strategy will subject it to enhanced regulatory oversight. SOL trading venues may experience greater fraud, security failures, or regulatory or operational problems than trading venues for more established asset classes. The concentration of SOL holdings may enhance the risks inherent in the Company’s SOL strategy. The Company’s SOL holdings will be less liquid than existing cash and cash equivalents and may not be able to serve as a source of liquidity for it to the same extent as cash and cash equivalents. If the Company or its third-party service providers experience a security breach or cyber-attack and unauthorized parties obtain access to its SOL assets, the Company may lose some or all of its SOL assets and its financial condition and results of operations could be materially adversely affected. The Company will face risks relating to the custody of its SOL, including the loss or destruction of private keys required to access its SOL and cyberattacks or other data loss relating to its SOL. Regulatory changes reclassifying SOL as a security could lead to the Company’s classification as an “investment company” under the Investment Company Act of 1940 and could adversely affect the market price of SOL and the market price of the Company’s listed securities. The Company is not subject to legal and regulatory obligations that apply to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers. The Company’s SOL strategy exposes it to risk of non-performance by counterparties. 25